MYERS INDUSTRIES, INC. Third Quarter 2018 Earnings Presentation Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company's business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other risks as detailed in the Company's 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted operating income, adjusted gross profit, adjusted EBITDA and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the appendix of this presentation.

2018 Q3 Overview Challenges Achievements Distribution Segment continues to underperform to expectations Sales decline of 6.1% YOY Decline primarily due to lower equipment and international sales Implementing strategic review and broader actions to increase sales force effectiveness and reduce costs Sales to RV customers declined at more rapid rate than anticipated Focusing on funnel of opportunities in adjacent markets as sales decline expected to continue Elevated factory and R&D costs Higher maintenance and repair activity in lower volume period, driven by higher machine utilization in the first half of 2018 Higher R&D expenses for new product launch at end of Q4 Generated free cash flow of $12.7M or 9.4% of sales Net working capital at 5.3% of sales Material Handling sales increased 2.6% YOY Revenue as expected in all key markets with growth coming from industrial and vehicle markets Growth in vehicle market came from increased sales in auto and marine OEM end markets; decline in sales to RV customers higher than expected Adjusted operating income increased 18% YOY Adjusted earnings per share up 50% YOY Continue to reduce net debt Net debt $30.2M; net debt to adjusted EBITDA 0.5x Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q3 Financial Summary Operating Highlights Net sales up 0.1% Material Handling up $2.5M (+2.6%) Distribution down $2.4M (-6.1%) Adj. Gross profit increased $1.3M to 31.3% Favorable price and mix, partially offset by higher raw material costs Savings from 2017 restructuring initiatives partially offset by higher maintenance costs and labor inefficiencies Adj. Op income up 18.0% to $7.9M Adj. EBITDA up $0.8M to $14.2M, compared to $13.4M in Q3 2017 Adj. EPS $0.15 compared to $0.10 in Q3 2017 GAAP EPS of $(0.60) includes $33.3M of pre-tax charges related to 2015 sale of Lawn & Garden business GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Q3 Segment Results Material Handling Segment Highlights Sales to Industrial market up double-digits Sales to the Vehicle market up low-single-digits driven by increased sales to the automotive and marine OEM markets offset by decline in RV market Sales to Consumer market down mid-single-digits; unusual hurricane volume in 2017 Sales to Food & Beverage market down high-single-digits due to expected lower sales of seed boxes compared to last year Favorable net price and savings from 2017 restructuring partially offset by factory inefficiencies and increased R&D costs related to the new product launching in Q4 Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Highlights Net sales down 6.1% YOY Decline primarily due to lower equipment and international sales Favorable mix of consumables vs. equipment driving gross margin expansion, partially offset by lower volume Implementing broader set of actions to change the trajectory of the business

Balance Sheet and Cash Flow Cash Flow ($M) and Cash Flow as % of Sales Net Debt ($M) and Net Debt to Adj. EBITDA Target <9% Working Capital as a % of TTM Sales Operating Cash Flow Free Cash Flow (FCF) FCF Target >7% 8.8% 8.6% 9.6% 9.9% Q3 Highlights Strong free cash flow generation of $12.7M, 9.4% of sales YTD free cash flow of $37.6M, 8.8% of sales Reduced net debt by $9.5M Working capital as a percentage of TTM sales consistent with prior quarters Results reflect continuing operations. See appendix for non-GAAP reconciliations.

2018 Outlook 2016 2017 2018 Operating Framework - UPDATE Low single digits High single digits Mid single digits Low single digits Mid to high single digits Year-to-date, experienced increased demand from ag and food processing markets; expecting more normalized demand in Q4 Growth in market share partially offset by 2017 unusual hurricane volume Sales to RV customers slowed faster than anticipated; expecting continued decline in Q4 Industrial volume now expected to be up low-single-digits due to increased sales; expect Q4 to be flat Expect year-to-date declines to continue in the fourth quarter 2018 Full Year Sales Expected to be Flat to Up Low-Single-Digits

Actions over last few years have not yielded improvement in results Executing a broader set of actions to transform the business: Strategic pivot in go-to-market strategy, moving from a single channel to multi-channel sales model, including an enhanced e-commerce platform Optimizing our logistics and distribution infrastructure in order to deliver the highest service levels with the lowest cost-to-serve model in the industry Implementing a wide array of cost savings measures, including product line and fixed cost rationalizations Work is underway; targeting fastest opportunities for value in early stages Investing $1.5 million during the fourth quarter in resources to assist with execution of the actions Strategic Actions for Distribution Segment

Appendix

2018 Key Assumptions Net sales:Flat to up low-single-digits Capital expenditures:$6 - $8 million Net interest expense: $4 - $6 million D&A: ~$26 million Effective tax rate (normalized):~25%

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands) Material Handling Distribution Segment Total Corporate & Other Total GAAP Net sales 95,192 $ 40,004 $ 135,196 $ (83) $ 135,113 $ GAAP Gross profit 39,143 — 39,143 Add: Restructuring expenses and other adjustments 1,965 — 1,965 Gross profit as adjusted 41,108 — 41,108 Gross profit margin as adjusted 30.4% n/a 30.4% GAAP Operating income (loss) 10,015 3,179 13,194 (6,393) 6,801 Add: Restructuring expenses and other adjustments (1) 2,404 — 2,404 326 2,730 Less: Gain on sale of assets (2,844) — (2,844) — (2,844) Operating income (loss) as adjusted 9,575 3,179 12,754 (6,067) 6,687 Operating income margin as adjusted 10.1% 7.9% 9.4% n/a 4.9% Add: Depreciation and amortization 6,245 311 6,556 228 6,784 Less: Depreciation adjustments (88) — (88) — (88) EBITDA as adjusted 15,732 $ 3,490 $ 19,222 $ (5,839) $ 13,383 $ EBITDA margin as adjusted 16.5% 8.7% 14.2% n/a 9.9% Quarter Ended September 30,2017 (1) Includes gross profit adjustments of $1,965 and SG&A adjustments of $765

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures   MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA (UNAUDITED) (Dollars in thousands)